Exhibit 99.3

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2019 and the unaudited pro forma combined condensed consolidated statements of income for the nine months ended September 30, 2019 and the year ended December 31, 2018 have been prepared to show the impact on Spirit of Texas Bancshares, Inc.’s (“Spirit”) historical financial position and results of operations of (i) the completion of the acquisition of Comanche National Corporation (“Comanche”) on November 14, 2018, including the issuance of 2,142,811 shares of Spirit common stock to Comanche shareholders, (ii) the completion of the acquisition of First Beeville Financial Corporation (“Beeville”) on April 2, 2019, including the issuance of 1,579,268 shares of Spirit common stock to Beeville shareholders, and (iii) the completion of the acquisition of Chandler Bancorp, Inc. (“Chandler”) on November 5, 2019, including the issuance of 2,100,000 shares of Spirit common stock to the Chandler shareholder.

The unaudited pro forma combined condensed consolidated financial information and explanatory notes are based upon the following assumptions:

•

a closing price of Spirit common stock of $21.24 per share, which was the closing price of Spirit common stock on November 5, 2019, as to the issuance of 2,100,000 shares of Spirit common stock to the Chandler shareholder; and

•	net cash payment to the Chandler shareholder of $17,901,531, for a total consideration of $62.5 million.

The unaudited pro forma combined condensed consolidated balance sheet give effect to the Chandler acquisition as business combinations under generally accepted accounting principles (“GAAP”) as of September 30, 2019. Accordingly, all Chandler assets and liabilities were recorded at their respective fair values and the excess of the merger consideration over the fair value of Chandler’s net assets was allocated to goodwill. The unaudited pro forma combined condensed consolidated statement of income for the nine months ended September 30, 2019 gives effect to the Beeville acquisition and the Chandler acquisition as business combinations under GAAP as if the acquisitions closed on January 1, 2018. The unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2018 gives effect to the Comanche acquisition, the Beeville acquisition and the Chandler acquisition as business combinations under GAAP as if the acquisitions closed on January 1, 2018. Pro forma adjustments are included only to the extent they are (i) directly attributable to either or all of the acquisitions, (ii) factually supportable and (iii) with respect to the unaudited pro forma combined condensed consolidated statements of income, expected to have a continuing impact on the combined results. The pro forma adjustments are based on estimates made for the purpose of preparing these unaudited pro forma financial statements and are described in the accompanying footnotes. Spirit’s management believes that the estimates used in these unaudited pro forma financial statements are reasonable under the circumstances.

The pro forma adjustments included herein are subject to change as additional information becomes available and additional analyses are performed. The fair value adjustments related to the Comanche acquisition are now considered final. The final allocation of the purchase price for the Beeville and Chandler acquisitions will be determined after further valuation analyses under GAAP are performed with respect to the fair values of certain tangible and intangible assets and liabilities as of the date of acquisition. The final adjustments may be materially different from the unaudited pro forma adjustments presented herein. In addition, the unaudited pro forma financial statements do not include the effects of any potential cost savings which management believes will result from combining certain operating procedures.

Certain subjective estimates have been utilized in determining the pro forma adjustments applied to the Chandler balance sheet and the historical results of operations of Comanche, Beeville and Chandler. The pro forma information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had Spirit, Comanche, Beeville and Chandler been combined during these periods.

The unaudited pro forma combined condensed consolidated financial statements sets forth the information as if the Chandler acquisition had become effective on September 30, 2019, with respect to the unaudited pro forma combined condensed consolidated balance sheet, and as if each of the Comanche acquisition, the Beeville acquisition and the Chandler acquisition had become effective on January 1, 2018, with respect to the unaudited pro forma combined condensed consolidated statements of income. The inclusion of the Comanche acquisition in the pro forma combined condensed consolidated statements of income is through November 14, 2018, after which the results of operations of Comanche are included in the historical results of operations of Spirit. The inclusion of the Beeville acquisition in the pro forma combined condensed consolidated statements of income is through April 2, 2019, after which the results of operations of Beeville are included in the historical results of operations of Spirit.

In preparing the unaudited pro forma combined condensed consolidated financial information in accordance with GAAP, the following historical information was used:

•	Spirit’s Quarterly Report filed on Form 10-Q for the three and nine months ended September 30, 2019;

•	Chandler’s unaudited consolidated financial statements for the nine months ended September 30, 2019;

•	Spirit’s Annual Report filed on Form 10-K for the year ended December 31, 2018; and

•	Chandler’s audited consolidated financial statements for the year ended December 31, 2018.

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2019

	Spirit	Chandler	Chandler Acquisition Adjustments		Post Merger Pro Forma Combined Company
		(Dollars in thousands)
Assets:
Cash and cash equivalents	$151,543	$77,125	$(19,584	)(a)	$209,084
Time deposits in other banks	1,225	—	—		1,225
Investment securities:
Available for sale securities, at fair value	166,669	—	—		166,669
Loans held for sale	2,784	320	—		3,104
Loans:
Loans held for investment	1,487,602	262,464	(500	)(b)	1,749,566
Less: allowance for loan and lease losses	(6,565)	(3,422)	3,422	(c)	(6,565)

Loans, net	1,481,037	259,042	2,922		1,743,001

Premises and equipment, net	65,144	6,713	500	(d)	72,357
Other real estate owned and repossessed assets	1,042	—	—		1,042
Goodwill	43,086	—	20,836	(e)	63,922
Core deposit intangible	11,628	—	849	(f)	12,477
SBA servicing asset	3,548	—	—		3,548
Deferred tax asset, net	—	727	(820	)(i)	(93)
Bank-owned life insurance	15,521	—	—		15,521
Federal Home Loan Bank and other bank stock, at cost	6,233	—	—		6,233
Other assets	10,324	3,364	514	(g)	14,202

Total assets	$1,959,784	$347,291	$5,217		$2,312,292

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Transaction accounts:
Noninterest-bearing	$366,209	$94,302	$—		$460,511
Interest-bearing	593,064	118,900	—		711,964

Total transaction accounts	959,273	213,202	—		1,172,475
Time deposits	625,940	48,368	319	(h)	674,627

Total deposits	1,585,213	261,570	319		1,847,102
FHLB Advances	74,165	43,072	—		117,237
Deferred tax liability, net	215	—	—		215
Other liabilities	3,453	2,176	2,449	(j)	8,078

Total liabilities	1,663,046	306,818	2,768		1,972,632

Stockholders’ Equity:
Common stock	251,875	11,096	33,508	(k)(l)	296,479
Retained earnings	41,970	39,127	(40,809	)(l)	40,288
Accumulated other comprehensive income (loss)	3,091	—	—		3,091
Treasury stock, at cost	(198)	(9,750)	9,750	(l)	(198)

Total stockholders’ equity	296,738	40,473	2,449		339,660

Total liabilities and stockholders’ equity	$1,959,784	$347,291	$5,217		$2,312,292

The estimated fair values of the assets acquired and liabilities assumed in the Chandler acquisition are as follows:

Assets of acquired bank:
Cash and cash equivalents	$77,125
Loans	262,284
Premises and equipment	7,213
Core deposit intangible	849
Deferred tax asset, net	(93)
Other assets	3,878

Total assets acquired	351,256

Liabilities of acquired bank:
Deposits	261,889
Other liabilities	47,697

Total liabilities assumed	309,586

Net assets acquired	$41,670

Common stock issued	$44,604
Cash paid	17,902

Total purchase price	$62,506

Excess of consideration paid over fair value of net assets acquired—Goodwill	$20,836

(a)	Record cash paid at close of $17.9 million and transaction costs attributable to Spirit of $842 thousand and attributable to Chandler of $840 thousand.
(b)

Estimated fair market value adjustment on the acquired loan portfolio, which includes a $4.2 million adjustment for expected credit losses partially offset by a $3.7 million interest premium. The credit fair market value adjustment was based upon preliminary fair value calculations performed by an independent third party. This fair market value adjustment is being accreted into interest income on a straight-line basis over the four year average life of the portfolio.

(c)	Eliminate acquiree’s allowance for loan losses.
(d)

Estimated fair market value adjustment on premises acquired based upon insured value. Depreciation on the portion of the portion of the fair market value adjustment estimated to be attributable to buildings of $500 thousand will be taken over an estimated life of 30 years on a straight-line basis.

(e)	Record goodwill for amount of consideration and liabilities assumed over fair value of the assets received.
(f)

Estimated core deposit intangible calculated based upon preliminary fair value calculations performed by an independent third party. Amortization of core deposit intangible will occur over an eight year life using the sum of the years digits method. Estimated amortization in years one through five are $189 thousand, $165 thousand, $142 thousand, $118 thousand and $94 thousand, respectively.

(g)	Income tax receivable arising from deferred compensation payments.
(h)

Estimated fair market value adjustment on time deposits based upon published market time deposit rates compared to the yield on Chandler’s time deposits. Amortization of the adjustment on time deposits will occur over a 4.75 year life using the sum of the years digits method. Estimated amortization in years one through five are $273 thousand, $29 thousand, $11 thousand, $5 thousand and $1 thousand, respectively.

(i)

Estimated fair market value adjustment on acquired deferred tax assets and liabilities, net using a 21.0% enacted tax rate. The fair market value adjustment of the deferred tax asset is $820 thousand. The significant components are a deferred tax asset related to acquired loans fair value adjustment of $105 thousand, a deferred tax liability related to premises and equipment of $105 thousand, a deferred tax liability related to core deposit intangible of $178 thousand, and the elimination of the deferred tax asset related to Chandler’s historical allowance for loan losses of $642 thousand.

(j)	Liability arising from Change in Control Agreement that was in place prior to the reorganization agreement.
(k)	Issue 2,100,000 shares of Spirit common stock at November 5, 2019 closing price of $21.24 for a total of $44.6 million in equity consideration.
(l)	Eliminate Chandler capital accounts. Adjustment to retained earnings includes $1.7 million in closing costs.

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE NINE

MONTHS ENDED SEPTEMBER 30, 2019

	Spirit	Beeville		Beeville Acquisition Pro Forma Adjustments		Chandler		Chandler Acquisition Pro Forma Adjustments		Pro Forma Combined Company
	(Dollars in thousands, except per share data)
Interest income:
Interest and fees on loans	$62,386	$4,642		$84	(a)	$11,024		$94	(f)	$78,230
Interest and dividends on investment securities	3,627	342		—		16		—		3,985
Other interest income	2,172	313		—		1,015		—		3,500

Total interest income	68,185	5,297		84		12,055		94		85,715

Interest expense:
Interest on deposits	11,106	567		(13	)(b)	1,666		(25	)(g)	13,301
Interest on FHLB advances and other borrowings	1,414	—		—		726		—		2,140

Total interest expense	12,520	567		(13)		2,392		(25)		15,441

Net interest income	55,665	4,730		97		9,663		119		70,274
Provision for loan losses	2,081	80		—		14		—		2,175

Net interest income after provision for loan losses	53,584	4,650		97		9,649		119		68,099

Noninterest income:
Service charges and fees	2,564	240		—		540		—		3,344
SBA loan servicing fees	538	—		—		—		—		538
Gain on sales of loans, net	3,339	—		—		227		—		3,566
Other noninterest income	3,072	55		—		801		—		3,928

Total noninterest income	9,513	295		—		1,568		—		11,376

Noninterest expense:
Salaries and employee benefits	25,391	1,530		—		3,412		—		30,333
Occupancy and equipment expenses	4,662	257		11	(c)	1,105		12	(c)	6,047
Professional services	2,854	38		—		—		—		2,892
Data processing and network	2,100	—		—		—		—		2,100
Regulatory assessments and insurance	157	—		—		—		—		157
Amortization of intangibles	2,624	—		241	(d)	—		124	(h)	2,989
Other operating expenses	6,597	830		—		1,113		—		8,540

Total noninterest expense	44,385	2,655		252		5,630		136		53,058

Income before income tax expense	18,712	2,290		(155)		5,587		(17)		26,417
Income tax expense	3,745	481		(33	)(e)	1,159		(4	)(e)	5,348

Net income	$14,967	$1,809		$(122)		$4,428		$(13)		$21,069

Share and per share data:
Earnings per common share:
Basic	$1.09	$30.59				$104.33				$1.28
Diluted	$1.05	$30.59				$104.33				$1.25
Weighted average common shares outstanding:
Basic	13,774,776	59,138	(i)			42,441	(j)			16,401,173	(k)
Diluted	14,198,926	59,138	(i)			42,441	(j)			16,825,323	(k)

(a)	Adjustment to interest income for accretion on Beeville acquired loans based on expected fair market value.
(b)	Adjustment to interest expense for amortization on Beeville time deposits based on expected fair market value.
(c)	Additional depreciation related to fair market value adjustment on premises.
(d)	Expected amortization of additional core deposit intangible of $5.8 million is based on a 10 year life using the sum of the years digits amortization method.
(e)	Tax adjustment related to other pro forma adjustments calculated at a 21% rate.
(f)	Adjustment to interest income for accretion on Chandler acquired loans based on expected fair market value.
(g)	Adjustment to interest expense for amortization on Chandler time deposits based on expected fair market value.
(h)	Expected amortization of additional core deposit intangible of $849 thousand is based on a 8 year life using the sum of the years digits amortization method.
(i)	Basic and diluted weighted average common shares outstanding for Beeville are for the period January 1, 2019 through April 2, 2019.
(j)	Basic and diluted weighted average common shares outstanding for Chandler are for the period January 1, 2019 through September 30, 2019.
(k)

Basic and diluted weighted average commom shares outstanding for the pro forma combined company are for the period January 1, 2019 through September 30, 2019, with the assumption that the Beeville and Chandler acquisitions closed on January 1, 2019.

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR

ENDED DECEMBER 31, 2018

	Spirit	Comanche		Comanche Acquisition Pro Forma Adjustments		Beeville		Beeville Acquisition Pro Forma Adjustments		Chandler		Chandler Acquisition Pro Forma Adjustments		Pro Forma Combined Company
	(Dollars in thousands, except per share data)
Interest income:
Interest and fees on loans	$55,087	$6,498		$249	(a)	$15,957		$337	(f)	$15,123		$125	(i)	$93,376
Interest and dividends on investment securities	1,508	4,033		—		1,200		—		21		—		6,762
Other interest income	744	321		—		946		—		546		—		2,557

Total interest income	57,339	10,852		249		18,103		337		15,690		125		102,695

Interest expense:
Interest on deposits	8,482	1,566		(198	)(b)	1,828		(50	)(g)	1,533		(273	)(j)	12,888
Interest on FHLB advances and other borrowings	1,842	101		—		2		—		1,000		—		2,945

Total interest expense	10,324	1,667		(198)		1,830		(50)		2,533		(273)		15,833

Net interest income	47,015	9,185		447		16,273		387		13,157		398		86,862
Provision for loan losses	2,160	—		—		565		—		748		—		3,473

Net interest income after provision for loan losses	44,855	9,185		447		15,708		387		12,409		398		83,389

Noninterest income:
Service charges and fees	1,887	1,323		—		971		—		760		—		4,941
SBA loan servicing fees	2,727	—		—		—		—		—		—		2,727
Gain on sales of loans, net	5,120	—		—		—		—		364		—		5,484
Other noninterest income	755	41		—		183		—		1,411		—		2,390

Total noninterest income	10,489	1,364		—		1,154		—		2,535		—		15,542

Noninterest expense:
Salaries and employee benefits	27,512	4,736		—		5,352		—		4,711		—		42,311
Occupancy and equipment expenses	5,215	912		50	(c)	1,041		42	(c)	1,505		17	(c)	8,782
Professional services	3,055	421		—		—		—		—		—		3,476
Data processing and network	1,276	164		—		—		—		—		—		1,440
Regulatory assessments and insurance	1,094	239		—		—		—		—		—		1,333
Amortization of intangibles	917	—		1,497	(d)	—		1,062	(h)	—		189	(k)	3,665
Other operating expenses	4,295	1,464		—		2,733		—		1,972		—		10,464

Total noninterest expense	43,364	7,936		1,547		9,126		1,104		8,188		206		71,471

Income before income tax expense	11,980	2,613		(1,100)		7,736		(717)		6,756		192		27,460
Income tax expense	2,002	138		(231	)(e)	1,483		(151	)(e)	1,498		40	(e)	4,779

Net income	$9,978	$2,475		$(869)		$6,253		$(566)		$5,258		$152		$22,681

Share and per share data:
Earnings per common share:
Basic	$1.08	$6.19				$105.73				$123.89				$1.53
Diluted	$1.03	$6.19				$105.73				$123.89				$1.49
Weighted average common shares outstanding:
Basic	9,258,216	399,811	(l)			59,138	(m)			42,441	(m)			14,798,424	(n)
Diluted	9,642,408	399,811	(l)			59,138	(m)			42,441	(m)			15,182,616	(n)

(a)	Adjustment to interest income for accretion on Comanche acquired loans based on expected fair market value.
(b)	Adjustment to interest expense for amortization on Comanche time deposits based on expected fair market value.
(c)	Additional depreciation related to fair market value adjustment on premises.
(d)	Expected amortization of additional core deposit intangible of $6.0 million is based on a 6 year life using the sum of the years digits amortization method.
(e)	Tax adjustment related to other pro forma adjustments calculated at a 21% rate.
(f)	Adjustement to interest income for accretion on Beeville acquired loans based on expected fair market value.
(g)	Adjustment to interest expense for amortization on Beeville’s time deposits based on expected fair market value.
(h)	Expected amortization of additional core deposit intangible of $5.8 million is based on a 10 year life using the sum of the years digits amortization method.
(i)	Adjustment to interest income for accretion on Chandler acquired loans based on expected fair market value.
(j)	Adjustment to interest expense for amortization on Chandler time deposits based on expected fair market value.
(k)	Expected amortization of additional core deposit intangible of $849 thousand is based on a 8 year life using the sum of the years digits amortization method.
(l)	Basic and diluted weighted average common shares outstanding for Comanche are for the period January 1, 2018 through November 14, 2018.
(m)	Basic and diluted weighted average common shares outstanding for Beeville and Chandler are for the period January 1, 2018 through December 31, 2018.
(n)

Basic and diluted weighted average common shares outstanding for the pro forma combined company are for the period January 1, 2018 through December 31, 2018, with the assumption that the Comanche, Beeville and Chandler acquisitions closed on January 1, 2018.